Exhibit 10.1

LETTER AGREEMENT

AMENDMENT

To:	MBB Energy, LLC, a New York limited liability company having an office located at 171 Remington Boulevard, Ronkonkoma, New York 11779 (the “Lender”)

From:	SUNation Energy, Inc., a Delaware corporation having an office located at 171 Remington Boulevard, Ronkonkoma, New York 11779 (the “Borrower”)

Date:	April 14, 2026

Secured Revolving Line of Credit Agreement dated April 14, 2025 (as amended from time to time, the “Line of Credit Agreement”)

1.	Introduction

1.1	We refer to the Line of Credit Agreement, dated April 14, 2025.

1.2	Unless otherwise defined in this letter agreement amendment (the “Amendment”), terms defined in the Line of Credit Agreement (whether expressly or by incorporation) shall have the same meaning when used in this Amendment, and references to clauses, sections and schedules are to the Line of Credit Agreement unless otherwise provided.

1.3	The amendments requested in this Amendment will take effect from the date on which the Lender has countersigned this Amendment (the “Effective Date”).

2.	AmendmentS

Each of the Borrower and the Lender hereby agrees, pursuant to Clause 10.04 (Amendments) of the Line of Credit Agreement and with effect from the Effective Date, that the terms “Maturity Date” and “Maximum Credit Line” on Exhibit 1.01 (Definitions) to the Line of Credit Agreement shall be amended and restated to read as follows:

“Maturity Date” shall mean October 15, 2026.

“Maximum Credit Line” shall mean the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00).

3.	REpresentations

3.1	The Borrower makes each of the representations and warranties set out in Clause 4 (Representations and Warranties) of the Line of Credit Agreement on the date of this Amendment and on the Effective Date by reference to the facts and circumstances then existing.

3.2	The Borrower further represents and warrants to the Lender that, on the Effective Date, no Default is continuing or would result from the occurrence of the Effective Date.

4.	Limitations

4.1	Except as expressly varied by the terms of this Amendment, the Line of Credit Agreement will remain in full force and effect. The Borrower reconfirms all of its obligations under the Line of Credit Agreement (as amended by this Amendment).

4.2	The amendments provided for in this Amendment are given strictly on the basis of the terms of this Amendment and without prejudice to the other rights of the Lender. Nothing in this Amendment will be deemed to constitute a further consent or waiver under the Line of Credit Agreement.

5.	Miscellaneous

5.1	Construction

Any reference in the Line of Credit Agreement or the Secured Revolving Line of Credit Note to the Line of Credit Agreement or any provisions thereof shall be construed as a reference to the Line of Credit Agreement, or such provisions, as amended by this Amendment.

5.2	Incorporation of Terms

The provisions of Clause 10.08 (Governing Law; Disputes) of the Line of Credit Agreement shall apply to this Amendment as if set out in full herein, mutatis mutandis.

5.3	Costs and expenses

In accordance with Clause 10.03 (Expenses) of the Line of Credit Agreement, the Borrower will pay all costs and expenses (including reasonable legal fees) incurred by the Lender in connection with this Amendment (whether or not the Effective Date occurs).

5.4	Governing law

This Amendment and any non-contractual obligations arising out of or in connection with it shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the State of New York without giving effect to principles of conflicts of laws or statutes.

5.5	Counterparts

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an electronic transmission of an executed signature page shall be effective as delivery of an original.

[Remainder of page intentionally left blank. Signature pages follow.]

Yours faithfully

The Borrower

SUNATION ENERGY, INC.

By
Name:
Title:

We acknowledge and agree to the above.

LENDER

MBB ENERGY, LLC

By:
Name:
Title:

[Signature Pages to Amendment Letter]

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